SUPPLEMENT TO THE PROSPECTUSES

AAL Variable Product Series Fund, Inc.
AAL Variable Annuity Account I
AAL Variable Annuity Account II
AAL Variable Life Account I

Dated April 30, 2002

The Board of Directors of the AAL Variable Product Series Fund, Inc. has authorized the termination of the Sub-Advisory Agreement with Janus Capital Management LLC (Janus). Effective September 18, 2002, Janus is no longer the sub-adviser to the AAL Aggressive Growth Portfolio or the Aggressive Growth Subaccounts. Scott Vergin, a portfolio manager with Thrivent Financial for Lutherans, will assume the day-to-day investment activities of the AAL Aggressive Growth Portfolio and the Aggressive Growth Subaccounts.

Scott A. Vergin has been the portfolio manager of the LB Growth Portfolio since 1994 and the portfolio manager of the Lutheran Brotherhood Growth Fund since February 2002. Mr. Vergin has been with Thrivent Financial for Lutherans since 1984.